CSMC 2018-RPL9 ABS-15G

Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed due diligence services as described below utilizing various scopes of review (the “Review”). All of these mortgage loans, which were originated by multiple parties, were purchased by DLJ Mortgage Capital, Inc. (“Client”) and were reviewed by AMC on behalf of the party selling those loans (the “Selling Party”). The mortgage loans were reviewed via files imaged and provided by the Selling Party or its designee for review. The Review was conducted from November 2016 through September 2018 on mortgage loans with origination dates from October 1995 through October 2013.

(2) Sample size of the assets reviewed.

The Review was conducted on 100% of the securitization mortgage loan population. AMC performed a review of 1,603 seasoned mortgage loans for the Client and 169 seasoned mortgage loans acquired by the Client. The final population consisted of 1,772 mortgage loans with an aggregate original principal balance of approximately $450.79 million.

The mortgage loan review sample was broken down into the following review scopes:

■	“Compliance Review”:	1,772 mortgage loans
■	“Data Integrity Review”:	1,772 mortgage loans

Throughout the securitization process, the Client may have removed various mortgage loans from the securitization population for reasons that are unknown to AMC. AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof.

(3) Determination of the sample size and computation.

The Compliance Review was conducted consistent with the criteria for the NRSRO(s) identified in Item 3 of this Form ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields listed below to the data found in the actual file as captured during the Review. Additional detail surrounding this review and the findings are detailed later in this document.

Borrower First Name	Interest Rate Periodic Floor	Original P&I
Borrower Last Name	LTV Valuation Value	Original Term
City	Margin	Property Type
Contract Sales Price	Maturity Date	Purpose
First Payment Date	Note Date	Refi Purpose
Index Type	Occupancy	State
Interest Rate Life Max	Original Interest Rate	Street
Interest Rate Life Min	Original Loan Amount	Zip
Interest Rate Periodic Cap

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Not applicable.

(6) Value of collateral securing the assets: review and methodology.

Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be

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no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. Risk levels associated with a loan may have changed an exception level, given rating agency published guidance, written guidance, or other guidance from the rating agency team on the transaction. Risk levels associated with a loan may have changed an exception level, given rating agency published guidance, written guidance, or other guidance from the rating agency team on the transaction. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

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(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

■	Initial application (1003);
■	Final application (1003);
■	Note;
■	Appraisal;
■	Sales contract;

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■	Title/Preliminary Title;
■	Initial TIL;
■	Final TIL;
■	Final HUD-1;
■	Initial and final GFE’s;
■	Right of Rescission Disclosure;
■	Mortgage/Deed of Trust;
■	Mortgage Insurance;
■	Tangible Net Benefit Disclosure;
■	FACTA disclosures; and
■	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

Data Integrity Review

AMC performed a review utilizing information collected during the Review and comparing such information against the data tape utilized for the securitization. This comparison included twenty-five (25) fields and included data elements originating from origination documents, modification documents, title searches, and servicing documents.

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SUMMARY OF FINDINGS AND CONCLUSIONS

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the NRSROs listed in Item 3 above.

COMPLIANCE REVIEW RESULTS SUMMARY

After review of the 1,772 mortgage loans, 1,658 mortgage loans (93.57%) had exceptions with 241 mortgage loans (13.60%) retaining rating agency grades of “C” or “D” and 1,417 mortgage loans (79.97%) retaining a grade of “B”. The remaining 114 mortgage loans (6.43%) are rating agency grade “A” with no exceptions noted.

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which is raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

NRSRO Grade	# of Loans	% of Loans*
A	114	6.43%
B	1,417	79.97%
C	47	2.65%
D	194	10.95%
Total	1,772	100.00%

*May not add to 100% due to rounding

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COMPLIANCE REVIEW EXCEPTION SUMMARY (1,772 Mortgage Loans)

The table below summarizes the individual exceptions which carried an associated “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review.

Exception Type	Exception Level Grade	Exception Category	Total
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	195
		Missing, Incorrect, or Incomplete Note	6
		Missing, Incorrect, or Incomplete Final TIL	1
		Total Compliance Grade (D) Exceptions:	202
	C	State Defect	170
		Federal Defect	58
		State HPML	8
		Missing Required Data (other than HUD-1 or Note)	4
		FHA MIP	4
		Missing, Incorrect, or Incomplete HUD-1	3
		State Late Charge	1
		Compliance	1
		Total Compliance Grade (C) Exceptions:	249
	B	TILA	1,846
		Missing Application Date	1,081
		RESPA	775
		FACTA	453
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	406
		Missing, Incorrect, or Incomplete GFE	354
		Missing, Incorrect, or Incomplete Final TIL	238
		Misc. State Level	151
		LTV Test	116
		State Defect	59
		Missing Required Data (other than HUD-1 or Note)	55
		TIL-MDIA	48
		Missing Non-Required Data	47
		GSE	35
		Missing, Incorrect, or Incomplete Initial TIL	33
		Missing Required Data	28
		Missing, Incorrect, or Incomplete Final or Initial 1003	26
		FHA	25
		Safe Act	25
		Final TIL Estimated	16
		State Late Charge	11
		Missing, Incorrect, or Incomplete Note	9
		Federal HPML	6
		Legal / Regulatory / Compliance	3
		Missing, Incorrect, or Incomplete HUD-1	1
		Missing Document	1
		State HPML	1
		Compliance	1
		Total Compliance Grade (B) Exceptions:	5,850
Total Compliance Exceptions:			6,301

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DATA INTEGRITY REVIEW RESULTS SUMMARY

Of the 1,772 mortgage loans included within the Data Integrity population, 1,676 unique mortgage loans (94.58%) had data integrity variances. As shown in the table below, not all fields may have been compared for every loan depending on data availability and applicability of such field. Some loans may appear more than once due to multiple tape discrepancies.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance
Borrower First Name	5	1,672	0.30%
Borrower Last Name	38	1,673	2.27%
City	23	1,762	1.31%
Contract Sales Price	235	455	51.65%
First Payment Date	93	1,700	5.47%
Index Type	714	791	90.27%
Interest Rate Life Max	689	791	87.10%
Interest Rate Life Min	731	791	92.41%
Interest Rate Periodic Cap	207	791	26.17%
Interest Rate Periodic Floor	209	790	26.46%
LTV Valuation Value	428	1,679	25.49%
Margin	689	791	87.10%
Maturity Date	1,166	1,672	69.74%
Note Date	121	1,772	6.83%
Occupancy	223	1,689	13.20%
Original Interest Rate	380	1,771	21.46%
Original Loan Amount	80	1,772	4.51%
Original P&I	1,308	1,731	75.56%
Original Term	1,124	1,700	66.12%
Property Type	240	1,690	14.20%
Purpose	237	1,700	13.94%
Refi Purpose	1,108	1,652	67.07%
State	0	1,762	0.00%
Street	219	1,677	13.06%
Zip	48	1,762	2.72%
Total	10,315	36,036

ADDITIONAL SUMMARY (1,772 Mortgage Loans)

Some % of Loans may not add to 100% due to rounding

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	968	54.63%	$197,519,051.91	43.82%
Adjustable	801	45.20%	$253,267,503.06	56.18%
Unknown	3	0.17%	$0.00	0.00%
Total	1,772	100.00%	$450,786,554.97	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	1,766	99.66%	$450,684,554.97	99.98%
2	3	0.17%	$102,000.00	0.02%
Unknown	3	0.17%	$0.00	0.00%
Total	1,772	100.00%	$450,786,554.97	100.00%

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Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	467	26.35%	$115,560,925.89	25.64%
Cash Out: Home Improvement/Renovation	15	0.85%	$5,459,103.00	1.21%
Cash Out: Other/Multi-purpose/Unknown Purpose	495	27.93%	$133,850,111.84	29.69%
Limited Cash-Out	1	0.06%	$337,500.00	0.07%
First Time Home Purchase	199	11.23%	$35,753,982.00	7.93%
Other-than-first-time Home Purchase	231	13.04%	$67,294,006.45	14.93%
Rate/Term Refinance - Lender Initiated	1	0.06%	$246,750.00	0.05%
Rate/Term Refinance - Borrower Initiated	287	16.20%	$76,005,898.58	16.86%
Construction to Permanent	13	0.73%	$4,732,331.00	1.05%
Unavailable	63	3.56%	$11,545,946.21	2.56%
Total	1,772	100.00%	$450,786,554.97	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	17	0.96%	$2,014,680.49	0.45%
121-180 Months	52	2.93%	$3,830,165.55	0.85%
181-240 Months	63	3.56%	$5,349,505.29	1.19%
241-360 Months	1,589	89.67%	$425,344,502.03	94.36%
361+ Months	48	2.71%	$14,247,701.61	3.16%
Unknown	3	0.17%	$0.00	0.00%
Total	1,772	100.00%	$450,786,554.97	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	1,194	67.38%	$315,530,676.46	70.00%
Condo, Low Rise	117	6.60%	$22,362,952.09	4.96%
Condo, High Rise	6	0.34%	$2,345,123.00	0.52%
PUD	120	6.77%	$35,548,022.27	7.89%
Townhouse	10	0.56%	$1,055,985.00	0.23%
Single-wide Manufactured Housing	36	2.03%	$3,162,802.71	0.70%
1 Family Attached	17	0.96%	$3,947,034.99	0.88%
2 Family	82	4.63%	$24,756,117.60	5.49%
3 Family	22	1.24%	$7,539,659.00	1.67%
4 Family	14	0.79%	$4,482,080.00	0.99%
Land	4	0.23%	$813,445.58	0.18%
Other	7	0.40%	$1,912,300.00	0.42%
Unavailable	143	8.07%	$27,330,356.27	6.06%
Total	1,772	100.00%	$450,786,554.97	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	1,610	90.86%	$417,233,260.94	92.56%
Investment	101	5.70%	$20,936,253.10	4.64%
Second Home	28	1.58%	$7,167,494.24	1.59%
Unknown	33	1.86%	$5,449,546.69	1.21%
Total	1,772	100.00%	$450,786,554.97	100.00%

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